UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) April 20, 2011
MYERS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-8524 (Commission File Number)	34-0778636 (IRS Employer Identification Number)

1293 South Main Street, Akron, OH (Address of Principal Executive Offices)	44301 (Zip Code)
Registrant’s Telephone Number, including area code (330) 253-5592

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99

Item 2.02.	Results of Operations and Financial Condition
     On April 20, 2011, the Company issued a press release announcing earnings results for the quarter ended March 31, 2011. The full text of the press release issued in connection with the announcement is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits
99	Press Release by the Company dated April 20, 2011
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.
(Registrant)
DATE April 21, 2011	By:	/s/ Donald A. Merril
Donald A. Merril
Senior Vice President, Chief Financial Officer and Corporate Secretary